St. Vincent Women's Center Carmel, IN SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION SECOND QUARTER 2017 PHYSICIANS REALTY TRUST NYSE: DOC Exhibit 99.2 June 2017 Baylor Charles A. Sammons Cancer Center Dallas, TX

2 COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 SECOND QUARTER HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD)  8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 FINANCIAL STATISTICS 11 SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY 12 INVESTMENT ACTIVITY AND ASSETS SLATED FOR DISPOSITION 13 PORTFOLIO GEOGRAPHIC DISTRIBUTION 14 PORTFOLIO DIVERSIFICATION 15 LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 16 CONSOLIDATED BALANCE SHEETS 17 CONSOLIDATED STATEMENTS OF INCOME 18 REPORTING DEFINITIONS 19 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS   Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements.  Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2016, and Part II, Item 1A (Risk Factors) of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017.   NON-GAAP FINANCIAL MEASURES This presentation includes Adjusted EBITDA, EBITDAR, Net Operating Income (or NOI), Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non- GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION   The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated August 3, 2017 and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST   Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own, and manage healthcare properties that are leased to physicians, hospitals and healthcare delivery systems.   We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities.   Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders.   We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes beginning with our short taxable year ending December 31, 2013. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies or other subsidiaries. We are the sole general partner of the operating partnership and, as of June 30, 2017, own approximately 96.7% of the partnership interests in the operating partnership (“OP Units”). COMPANY SNAPSHOT As of June 30, 2017 Gross real estate investments (thousands) $ 3,759,813 Total properties 262 % Leased 96.3% Total portfolio gross leasable area (sq. ft.) 12,596,009 % of GLA on-campus / affiliated 80.2% Average remaining lease term for all buildings (years) 8.5 Cash and cash equivalents (thousands) $ 11,509 Total debt to firm value 29.9% Weighted average interest rate per annum on consolidated debt 3.6% Equity market cap (thousands) $ 3,175,626 Quarterly dividend $ 0.230 Quarter end stock price $ 20.14 Dividend yield 4.57% Common shares outstanding 157,677,566 OP Units outstanding and not owned by DOC 5,399,265 Total firm value (thousands) (1) $ 4,705,467 (1) Represents the value of outstanding shares and units based on the closing stock price on June 30, 2017 plus the amount of outstanding debt and redeemable equity at June 30, 2017.

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
Chief Executive Officer
President

William A. Ebinger, M.D.
Trustee

Richard A. Weiss
Trustee

Albert C. Black
Compensation and Nominating
Governance Committee Chair

Mark A. Baumgartner
Finance and Investment
Committee Chair

Stanton D. Anderson
Audit Committee Chair

MANAGEMENT TEAM

John T. Thomas
Chief Executive Officer
President

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

D. Deeni Taylor
Executive Vice President
Chief Investment Officer

John W. Lucey
Senior Vice President
Chief Accounting and
Administrative Officer

Bradley D. Page
Senior Vice President
General Counsel

Daniel M. Klein
Senior Vice President
Deputy Chief Investment Officer

Mark D. Theine
Senior Vice President
Asset & Investment Management

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Partner
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

J. Sanabria - Bank of America Merrill Lynch
D. Babin - Baird
J. Kim - BMO Capital Markets Corp.
M. Gorman - BTIG
P. Morgan - Canaccord Genuity Inc.
J. France - Cantor Fitzgerald
S. Shaw - Compass Pt Rch & Trading LLC
B. Maher - FBR Capital
J. Roberts - J.J.B. Hilliard W.L. Lyons LLC
T. Okusanya - Jefferies LLC
P. Martin - JMP Securities
J. Sadler - Keybanc Capital Markets Inc.
V. Malhotra - Morgan Stanley
J. Hughes - Raymond James Financial Inc.
M. Carroll - RBC Capital Markets LLC
C. Vanacore - Stifel
E. Fleming - SunTrust Robinson Humphrey
C. Kucera - Wunderlich Securities Inc.

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of Physicians Realty Trust or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

5

6 SECOND QUARTER 2017 HIGHLIGHTS OPERATING HIGHLIGHTS • Second quarter 2017 total revenue of $76.6 million, up 44% over the prior year period • Second quarter 2017 rental revenue of $58.0 million, an increase of 37% over the prior year period • Generated quarterly net income per share of $0.06 on a fully diluted basis • Generated quarterly normalized funds from operations (Normalized FFO) of $0.24 per share on a fully diluted basis • Completed second quarter investments of $588.2 million, including 13 healthcare properties representing 1,284,276 square feet and loan investments of $6.3 million. • Declared quarterly dividend of $0.23 per share for the second quarter • 96.3% of portfolio square footage leased as of June 30, 2017 • Net increase to gross leasable square footage of 10.6% to 12,596,009 square feet as of June 30, 2017 from 11,391,821 as of March 31, 2017 COMPANY ANNOUNCEMENTS • June 12, 2017: Announced that our Board of Trustees authorized and declared a cash distribution of $0.230 per common share and OP Unit for the quarterly period ended June 30, 2017, representing an increase of $0.005 relative to the previous quarter. The distribution was paid on July 18, 2017 to common shareholders and OP Unit holders of record as of the close of business on July 3, 2017. • June 28, 2017: Announced the execution of $735.0 million in Purchase and Sale Agreements, representing 18 medical office facilities, including the Baylor Charles A. Sammons Cancer Center in Dallas, TX. • July 5, 2017: Announced the closing of our underwritten public offering of 20,000,000 common shares of beneficial interest at a price per share of $20.40, for net proceeds of $391.0 million. SECOND QUARTER INVESTMENT HIGHLIGHTS • MedStar Stephen's Crossing, Brandywine, MD • 2017 CHI Portfolio - Tranche 1 (8 MOBs) • St. Vincent Portfolio (2 MOBs), Carmel & Fishers, IN • Baylor Charles A. Sammons Cancer Center, Dallas, TX • Fox Valley Orthopedic & Sports Institute, Appleton, WI

7 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Outstanding common shares and OP Units at quarter end, multiplied by share price at quarter end. INCOME Three Months Ended June 30, 2017 March 31, 2017 Revenues $ 76,599 $ 76,666 Net income 10,331 6,716 NOI 56,113 54,770 Annualized Adjusted EBITDA 225,984 204,120 Net income available to common shareholders per common share $ 0.06 $ 0.04 Normalized FFO 37,891 39,597 Normalized FFO per common share and OP Unit $ 0.24 $ 0.28 Normalized FAD 34,231 34,993 CAPITALIZATION As of ASSETS June 30, 2017 March 31, 2017 Gross Real Estate Investments (including gross lease intangibles) 3,759,813 3,181,312 Total Assets 3,665,891 3,196,393 DEBT AND EQUITY Total Debt (1) 1,409,133 1,018,749 Total Equity 2,147,029 2,092,534 Equity Market Capitalization 3,175,626 3,049,968 Implied Equity Market Capitalization (2) 3,284,367 3,157,478 Total Debt / Implied Equity Market Capitalization 43% 32% Gross Real Estate Assets Real Estate Investments/Quarter Total GLA Portfolio Growth Since IPO $4,000,000 $3,500,000 $3,000,000 $2,500,000 $2,000,000 $1,500,000 $1,000,000 $500,000 $0 G ro ss R ea lE st at e In ve st m en ts 14,000,000 12,000,000 10,000,000 8,000,000 6,000,000 4,000,000 2,000,000 0 G LA in SF IPO Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016 Q4-2016 Q1-2017 Q2-2017 $123,998 $3,759,813

8 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO) AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended June 30, 2017 Six Months Ended June 30, 2017 Net income $ 10,331 $ 17,047 Net income attributable to NCI - partially owned properties (159) (326) Preferred distributions (188) (399) Depreciation and amortization expense 28,098 56,009 Depreciation and amortization expense - partially owned properties (129) (281) Gain on the sale of investment properties (5,308) (5,308) FFO applicable to common shares and OP Units $ 32,645 $ 66,742 FFO per common share and OP Unit $ 0.20 $ 0.44 Net change in fair value of derivative 4 169 Acquisition expenses 5,242 10,647 Write-off of contingent consideration — (70) Normalized FFO applicable to common shares and OP Units $ 37,891 $ 77,488 Net income available to common shareholders per common share and OP Unit $ 0.06 $ 0.11 Normalized FFO per common share and OP Unit $ 0.24 $ 0.51 Normalized FFO applicable to common shares and OP Units 37,891 77,488 Non-cash share compensation expense 1,324 2,390 Straight-line rent adjustments (2,097) (6,605) Amortization of acquired above/below market leases/assumed debt 844 1,782 Amortization of lease inducements 311 621 Amortization of deferred financing costs 579 1,128 TI/LC and recurring capital expenditures (4,865) (8,078) Seller master lease and rent abatement payments 244 498 Normalized FAD applicable to common shares and OP Units $ 34,231 $ 69,224 Weighted average number of common shares and OP Units outstanding 161,012,360 151,912,432

9 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA (Unaudited and in thousands, except share and per share data) NET OPERATING INCOME Three Months Ended June 30, 2017 Six Months Ended June 30, 2017 Net income $ 10,331 $ 17,047 General and administrative 6,249 10,985 Acquisition expenses 5,242 10,647 Depreciation and amortization expense 28,123 56,056 Interest expense 11,472 21,287 Net change in fair value of derivative 4 169 Gain on sale of investment properties (5,308) (5,308) NOI $ 56,113 $ 110,883 NOI $ 56,113 $ 110,883 Straight-line rent adjustments (2,097) (6,605) Amortization of acquired above/below market leases 844 1,782 Amortization of lease inducements 311 621 Seller master lease and rent abatement payments 244 498 Write-off of contingent consideration — (70) Cash NOI $ 55,415 $ 107,109 ADJUSTED EBITDA Three Months Ended June 30, 2017 Six Months Ended June 30, 2017 Net income $ 10,331 $ 17,047 Depreciation and amortization 28,123 56,056 Interest expense 11,472 21,287 Net change in fair value of derivative 4 169 EBITDA $ 49,930 $ 94,559 Acquisition expenses 5,242 10,647 Non-cash share compensation expense 1,324 2,390 Write-off of contingent consideration — (70) Adjusted EBITDA $ 56,496 $ 107,526 Adjusted EBITDA Annualized* $ 225,984 $ 215,052 * Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown.

10 (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 2.9 years. MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) Debt Equity Debt is 30% of Firm Value MARKET CAPITALIZATION June 30, 2017 Unsecured credit facility debt $ 610,000 Unsecured notes 625,000 Mortgage debt 174,133 Total Debt (1) $ 1,409,133 Redeemable equity $ 11,967 Share price $ 20.14 Total common shares outstanding 157,677,566 Total OP Units outstanding 5,399,265 Implied equity market capitalization $ 3,284,367 Total Firm Value (Debt + Pref. + Equity) $ 4,705,467 Total Debt/Total Assets 38.4% Total Debt/Total Firm Value 29.9% DEBT SUMMARY (1) Balance as of June 30, 2017 Interest Rate Maturity Date Revolving Credit Facility Debt $ 360,000 2.4% 9/18/2020 Credit Facility Term Debt 250,000 2.9% 6/10/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 March '17 400,000 4.3% 3/15/2027 Mortgage Debt, Maturing (2): 2017 4,066 3.9% 2018 38,697 4.5% 2019 18,750 5.0 % Thereafter 112,620 4.2% $ 1,409,133 3.6% Debt Repayment Schedule as of June 30, 2017 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 2017 2018 2019 2020 2021 2022 2023 Thereafter $5,063 $54,195 $44,022 $389,482 $8,048 $9,597 $265,532 $633,194

11 FINANCIAL STATISTICS (Unaudited and in thousands, except share and per share data) Quarter Ended June 30, 2017 Annualized dividend rate (1) $ 0.92 Price per share (2) $ 20.14 Annualized Dividend Yield 4.57% Total debt (3) $ 1,409,133 Net debt (less cash) 1,397,624 Adjusted EBITDA (annualized)* 225,984 Net Debt / Adjusted EBITDA Ratio 6.18x Adjusted EBITDA (annualized)* $ 225,984 Cash interest expense (annualized)* 43,572 Interest Coverage Ratio 5.19x Total interest $ 11,472 Secured debt principal amortization 484 Total fixed charges $ 11,956 Adjusted EBITDA 56,496 Adjusted EBITDA Fixed Charge Coverage Ratio 4.73x Implied equity market cap $ 3,284,367 Redeemable equity 11,967 Total debt (3) 1,409,133 Total Firm Value 4,705,467 Total debt (3) $ 1,409,133 Total assets 3,665,891 Total Debt / Total Assets 38.4% Total Debt / Total Firm Value 29.9% Weighted average common shares 155,366,080 Weighted average unvested restricted common shares and share units 247,015 Weighted average OP Units not owned by DOC 5,399,265 Weighted Average Common Shares and OP Units - Diluted 161,012,360 (1) Annualized rate based on $0.230 quarterly dividend for the quarter ending June 30, 2017. Actual dividend amounts will be determined by the Trust's board of trustees based on a variety of factors. (2) Closing common share price of $20.14 as of June 30, 2017. (3) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. * Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown.

SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY

(Unaudited and in thousands, except property count and sq. ft. data. Same-Store data excludes Assets Slated for Disposition)

SAME-STORE PORTFOLIO ANALYSIS

	Portfolio Quarter Ended June 30, 2017	Same-Store Quarter Ended June 30, 2017
Number of properties	262	156
Gross leasable area	12,596,009	6,102,854
Cash NOI	$ 55,415	$ 30,374
% Leased	96.3%	95.8%



Same-Store Cash NOI, 54.8%
Other Cash NOI, 45.2%

SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q2'17	Q2'16	Change	Q2'17	Q1'17	Change
Number of properties	156	156	—	156	156	—
Gross leasable area	6,102,854	6,102,854	—	6,102,854	6,102,854	—
% Leased	95.8%	95.7%	10 bps	95.8%	96.3%	-50 bps
Rental revenues	42,413	41,769	+1.5%	42,413	44,010	(3.6)%
Operating expenses	(12,039)	(11,683)	+3.0%	(12,039)	(12,486)	(3.6)%
Same-Store Cash NOI	**30,374**	**30,086**	**+1.0%**	**30,374**	**31,524**	**(3.6)%**

TENANT OCCUPANCY

	Quarter Ended June 30, 2017	Percentage of total GLA June 30, 2017
Total GLA		
Total square feet beginning of quarter	11,391,821	90.4 %
Acquired GLA (1)	1,284,480	10.2 %
Disposed GLA	(80,292)	(0.6)%
Total square feet end of quarter	12,596,009	100.0 %
Occupied GLA		
Occupied GLA beginning of quarter	10,989,999	87.2 %
Expirations	(340,372)	(2.7)%
Renewals	204,617	1.6 %
Retention Rate	*60%*	
New leases commencing in quarter	95,678	0.8 %
Net absorption / (vacancy loss)	(40,077)	(0.3)%
Net occupied GLA acquired	1,178,775	9.4 %
Occupied GLA end of quarter	12,128,697	96.3 %

(1) Includes remeasurements of existing properties totaling 204 square feet.

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INVESTMENT ACTIVITY
(Unaudited and in thousands, except sq. ft. data)

ASSETS ACQUIRED

Property	Location	Acquisition Date	First Year Cash Yield	% Leased	Purchase Price	GLA
MedStar Stephen's Crossing	Brandywine, MD	6/16/2017	6.4%	100.0%	$ 20,900	60,840
St. Vincent Portfolio (2 MOBs)	Carmel & Fishers, IN	6/29/2017	4.7%	94.4%	93,880	206,005
2017 CHI Portfolio - Tranche 1 (8 MOBs)	NE, ND, MN, TN, AR, TX	6/29/2017	6.8%	99.5%	124,181	492,338
Baylor Charles A. Sammons Cancer Center	Dallas, TX	6/30/2017	4.7%	95.0%	290,000	458,396
Orthopedic & Sports Institute of the Fox Valley	Appleton, WI	6/30/2017	6.5%	100.0%	27,900	66,697
Peachtree Dunwoody MOB - Parking Deck	Atlanta, GA	6/30/2017	5.0%	—	25,000	—
Loan Investments	Various	Various	8.2%	—	6,315	—
Total / Weighted Average			**5.3%**		**$ 588,176**	**1,284,276**

ASSETS SLATED FOR DISPOSITION

Property	Location	Building Type	GLA
Foundation Surgical Affiliates MOB	Oklahoma City, OK	MOB - Single	52,000
East El Paso Physicians Medical Center	El Paso, TX	MOB - Single	41,007
Foundation Surgical Affiliates Hospital	El Paso, TX	Hospital	77,000
Foundation Surgical Hospital of San Antonio	San Antonio, TX	Hospital	45,954
Foundation Healthplex of San Antonio	San Antonio, TX	MOB - Single	22,832
Farmington MOB	Farmington, MI	MOB - Multi	21,338
			260,131

ASSETS SOLD

Property	Location	Building Type	GLA
Georgia MOB Portfolio (4 Properties) (1)	GA - Various Cities	MOB - Single & Multi	80,292

(1) The sale of these assets was completed on April 7, 2017 for total proceeds of $18.2 million, resulting in a gain of approximately $5.3 million.


MedStar Health

MedStar Stephen's Crossing
Brandywine, MD



Orthopedic & Sports Institute of the Fox Valley
Appleton, WI

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14 PORTFOLIO GEOGRAPHIC DISTRIBUTION (As of June 30, 2017) State GLA Texas 1,840,739 Kentucky 976,620 Nebraska 917,173 Indiana 852,267 Ohio 650,319 Arizona 636,549 New York 613,439 Washington 589,141 Georgia 551,368 Tennessee 507,208 Other 4,461,186 Total 12,596,009 Texas, 15% Kentucky, 8% Nebraska, 7% Indiana, 7% Ohio, 5% Arizona, 5% New York, 5%Washington, 4% Georgia, 4% Tennessee, 4% Other, 36% TOP TEN STATES

15 PORTFOLIO DIVERSIFICATION (As of June 30, 2017) THREE MONTHS ENDED JUNE 30, 2017 Campus Proximity (Based on Cash NOI) Off-Campus, 24% On-Campus / Affiliated, 76% Coverage # of Properties GLA % of Total % Leased Ratio (1) Single-tenant MOBs 123 4,737,792 37.6% 99.9% N/A Multi-tenant MOBs 129 7,050,230 56.0% 93.9% N/A Hospitals 6 388,792 3.1% 100.0% 3.1x LTACHs 3 310,352 2.5% 100.0% 1.5x Corporate Office 1 108,843 0.8% 71.3% N/A Total 262 12,596,009 100.0% 96.3% Building Type (Based on Cash NOI) MOB, 91% LTACH, 2% Hospital, 7% Lease Type (Based on Revenue) Absolute Net, 17% NNN, 74% Modified Gross, 7% Gross, 2% Section 603 Asset Mix (Based on Annualized Base Revenue) 603 Assets, 20% Non-603 Assets, 80% (1) Adjusted for the exclusion of Assets Slated for Disposition.

LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE
(As of June 30, 2017, $ in thousands)

TOP 10 TENANTS
(Determined by ABR)

Tenant	Weighted Avg. Remaining Lease Term	Leased GLA	% of Total GLA	Annualized Base Rent	% of Total Annualized Base Rent
CHI - Nebraska	9.5	826,110	6.6%	$ 14,829	5.7%
CHI - KentuckyOne Health	8.8	744,101	5.9%	13,120	5.1%
Baylor Scott and White Health	8.7	252,977	2.0%	6,730	2.6%
US Oncology	7.9	251,798	2.0%	6,573	2.5%
CHI - St. Alexius (North Dakota)	9.1	361,671	2.9%	6,235	2.4%
CHI - Franciscan (Seattle - Tacoma)	8.9	330,614	2.6%	5,591	2.2%
HonorHealth	12.4	229,082	1.8%	5,446	2.1%
Great Falls Hospital	18.1	185,085	1.5%	5,194	2.0%
LifeCare	10.5	310,352	2.5%	5,021	1.9%
Trios Health	28.1	161,885	1.3%	4,684	1.8%
Total / W.A.	10.6	3,653,675	29.1%	$ 73,423	28.3%

LEASE EXPIRATION SCHEDULE

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2017	52	156,828	1.2%	$ 3,342	1.3%	$ 21.31
2018	119	473,668	3.8%	8,545	3.3%	18.04
2019	94	537,901	4.3%	11,135	4.3%	20.70
2020	100	431,162	3.4%	8,682	3.3%	20.14
2021	146	588,684	4.7%	12,049	4.6%	20.47
2022	77	554,311	4.4%	13,185	5.1%	23.79
2023	66	465,921	3.7%	10,317	4.0%	22.14
2024	76	809,514	6.4%	16,042	6.2%	19.82
2025	110	891,636	7.1%	21,235	8.2%	23.82
2026	126	3,567,595	28.3%	70,724	27.2%	19.82
2027	66	1,414,025	11.2%	26,780	10.3%	18.94
Thereafter:	66	2,168,328	17.3%	56,793	21.9%	26.19
MTM	31	69,124	0.5%	736	0.3%	10.65
Vacant		467,312	3.7%			
Total / W.A.	**1,129**	**12,596,009**	**100%**	**$ 259,565**	**100%**	**$ 20.61**

16

17 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) June 30, 2017 December 31, 2016 ASSETS   Investment properties: Land and improvements $ 207,034 $ 189,759 Building and improvements 3,117,371 2,402,643 Tenant improvements 18,561 14,133 Acquired lease intangibles 381,875 301,462 3,724,841 2,907,997 Accumulated depreciation (229,633) (181,785) Net real estate property 3,495,208 2,726,212 Real estate loans receivable 47,923 39,154 Investment in unconsolidated entity 2,232 2,258 Net real estate investments 3,545,363 2,767,624 Cash and cash equivalents 11,509 15,491 Tenant receivables, net 5,991 9,790 Other assets 103,028 95,187 Total assets $ 3,665,891 $ 2,888,092 LIABILITIES AND EQUITY Liabilities: Credit facility $ 603,585 $ 643,742 Notes payable 619,675 224,330 Mortgage debt 173,958 123,083 Accounts payable 5,071 4,423 Dividends and distributions payable 38,381 32,179 Accrued expenses and other liabilities 51,042 42,287 Acquired lease intangibles, net 15,183 9,253 Total liabilities 1,506,895 1,079,297 Redeemable noncontrolling interest – Series A Preferred Units (2016) and partially owned properties 11,967 26,477 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 157,677,566 and 135,966,013 common shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively 1,576 1,360 Additional paid-in capital 2,313,443 1,920,644 Accumulated deficit (252,647) (197,261) Accumulated other comprehensive income 12,928 13,708 Total shareholders' equity 2,075,300 1,738,451 Noncontrolling interests: Operating Partnership 71,091 43,142 Partially owned properties 638 725 Total noncontrolling interest 71,729 43,867 Total equity 2,147,029 1,782,318 Total liabilities and equity $ 3,665,891 $ 2,888,092

18 CONSOLIDATED STATEMENT OF INCOME (In thousands, except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2017 2016 2017 2016 Revenues: Rental revenues $ 58,015 $ 42,196 $ 117,107 $ 77,051 Expense recoveries 16,108 9,552 32,462 17,455 Interest income on real estate loans and other 2,476 1,468 3,696 2,844 Total revenues 76,599 53,216 153,265 97,350 Expenses: Interest expense 11,472 4,279 21,287 8,476 General and administrative 6,249 4,926 10,985 9,047 Operating expenses 20,519 13,798 42,608 24,835 Depreciation and amortization 28,123 19,799 56,056 35,809 Acquisition expenses 5,242 3,256 10,647 6,633 Total expenses 71,605 46,058 141,583 84,800 Income before equity in income of unconsolidated entities: 4,994 7,158 11,682 12,550 Equity in income of unconsolidated entities 29 26 57 58 Gain on sale of investment properties 5,308 — 5,308 — Net income 10,331 7,184 17,047 12,608 Net income attributable to noncontrolling interests: Operating Partnership (314) (201) (461) (374) Partially owned properties (159) (60) (326) (377) Net income attributable to controlling interest 9,858 6,923 16,260 11,857 Preferred distributions (188) (437) (399) (985) Net income attributable to common shareholders $ 9,670 $ 6,486 $ 15,861 $ 10,872 Net income per share: Basic $ 0.06 $ 0.05 $ 0.11 $ 0.09 Diluted $ 0.06 $ 0.05 $ 0.11 $ 0.09 Weighted average common shares Basic 155,366,080 131,481,329 147,221,602 117,092,668 Diluted 161,012,360 135,944,722 151,912,432 121,575,247 Dividends and distributions declared per common share and OP Unit $ 0.230 $ 0.225 $ 0.455 $ 0.450

19 REPORTING DEFINITIONS Section 603 Assets: We define Section 603 Assets as those receiving preferential “grandfathered” treatment under Section 603 of the Bipartisan Budget Act of 2015 (the “2015 BBA”). Under the 2015 BBA, non-grandfathered hospital outpatient departments (“HOPDs”) are generally excluded from charging preferential outpatient department rates for Medicare patients treated in “off-campus” locations (more than 250 yards of the hospital’s main inpatient location) on or after January 1, 2017, potentially impacting their profitability. All locations in existence as of November 2, 2015 are considered "grandfathered", as long as the hospital was billing services in that location on an HOPD basis as of November 2, 2015 and continues to provide those services in that location. Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (Adjusted EBITDA): We define Adjusted EBITDA for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses, and other non- reoccurring items. We consider Adjusted EBITDA an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying contractual base rent for June 2017 by 12 (but excluding the impact of concessions and straight-line rent). Assets Slated for Disposition: Properties that are included in discontinued operations, designated as held for sale, or for which there is an active intent to sell such properties. Where indicated, such assets are excluded from property counts, concentration statistics, and performance metrics for all periods presented. Results from these assets are included in the Company’s GAAP financial results and reconciliations. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with NAREIT definition or that interpret the NAREIT definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital partnership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system.

20 REPORTING DEFINITIONS (continued) Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from DOC’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. DOC believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. DOC believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, DOC believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, DOC’s use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): DOC defines Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, and includes cash payments from seller master leases and rent abatement payments. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, DOC uses Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition expenses, acceleration of deferred financing costs, write off contingent consideration and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: On-campus refers to a property that is located on or within a quarter mile to a healthcare system. Affiliated refers to a property that is not on the campus of a healthcare system, but anchored by a healthcare system. Same-Store Portfolio: The same-store portfolio consists of medical properties held by the Company for the entire preceding year and not currently slated for disposition.